EXHIBIT 10.28

January 22, 2009

Q.E.P. Co., Inc.

Roberts Consolidated Industries, Inc.,

Roberts Holding International, Inc.,

Roberts Company Canada Limited,

Q.E.P. Zocalis Holding L.L.C.,

Boiardi Products Corporation,

Roberts Capitol, Inc.,

QEP-California, Inc.,

Q.E.P. Stone Holdings, Inc.,

1001 Broken Sound Parkway, NW, Suite A,

Boca Raton, Florida 33487

Re:	Forbearance Agreement

Ladies and Gentlemen:

Q.E.P. CO., INC., a Delaware corporation (“QEP”), ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation, ROBERTS COMPANY CANADA LIMITED, a corporation amalgamated under the laws of the province of Ontario, Canada, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company, BOIARDI PRODUCTS CORPORATION, a Florida corporation, ROBERTS CAPITOL, INC., a Florida corporation, QEP-CALIFORNIA, INC., a California corporation and Q.E.P. STONE HOLDINGS, INC., a Florida corporation (collectively “Borrower” or “you”) are obligated to BANK OF AMERICA, N.A., (“BOA”) and HSBC BANK USA, NATIONAL ASSOCIATION, (“HSBC” and together with BOA, the “Lenders” and each individually a “Lender”), and BANK OF AMERICA, N.A., as agent for the Lenders, (hereinafter referred to as the “Agent”) pursuant to that certain third Amended and Restated Loan Agreement dated as of December 30, 2008 (as amended and in effect from time to time, the “Loan Agreement”), whereby Lenders have extended certain loans and other financial accommodations to Borrowers consisting of: (a) a commercial revolving loan in the principal amount of up to $35,000,000(USD) evidenced by, in addition to the Loan Agreement, that certain (i) Third Amended and Restated Revolving Credit Note in the maximum original principal amount of up to $21,000,000 dated December 31, 2008 and payable to the order of BOA (as amended and in effect from time to time, the “BOA Revolving Credit Note”); and (ii) Second Amended and Restated Revolving Credit Note in the maximum original principal amount of up to

$14,000,000 dated December 31, 2008 and payable to the order of HSBC (as amended and in effect from time to time, the “HSBC Revolving Credit Note” and together with the BOA Revolving Credit Note, the “Revolving Credit Note”); and (b) a mortgage loan in the outstanding principal balance as of June 10, 2008 of $2,298,187.10 (CAD) as evidenced by, in addition to the Loan Agreement, that certain (i) Amended and Restated Mortgage Note in the principal amount of $1,328,912.25 (CAD) dated June 10, 2008 and payable to the order of BOA (as amended and in effect from time to time, the “BOA Mortgage Note”); and (d) Amended and Restated Mortgage Note in the principal amount of $919,274.85 (CAD) dated June 10, 2008 and payable to the order of HSBC (as amended and in effect from time to time, the “HSBC Mortgage Note” and together with the BOA Mortgage Note, the “Mortgage Note”) (hereinafter the Revolving Note and the Term Note are collectively referred to as the “Notes”), which Notes are secured by, among other things, a security interest in all the business assets of Borrower as set forth in separate Security Agreements and secured by other Security Documents each dated December 31, 2008 (as amended and in effect from time to time, herein the (“Security Documents”) and which payment and performance, now existing or hereafter arising, is guaranteed by Roberts Company Canada Limited (“Guarantor”) pursuant to that certain Amended and Restated Agreement of Guarantee by and between Agent and Guarantor dated December 31, 2008 and that certain Guarantee dated December 30, 2008 by and between Agent and Guarantor (together the “Roberts Guarantee”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

As you have previously been informed, the Loans are currently in default by virtue of your failure to meet the requirements of Section 7.2 and Section 7.3 of the Loan Agreement for the quarter which ended November 30, 2008 (the “Specified Defaults”). Notwithstanding the Specified Defaults, you have requested that the Agent, on behalf of the Lenders, temporarily refrain from accelerating the Loans, commencing litigation to seek collection of the Loans, exercising any of its other rights and remedies to seek collection of the Loans, and terminating the commitment relating to future advances under the Revolving Loan. Subject to the conditions described below and your agreement to be bound by the terms of this letter agreement as evidenced by your execution hereof, the Agent is willing to agree as follows:

1. Agent will forbear from (i) accelerating the Loans, (ii) commencing litigation to seek collection of the Loans, (iii) pursuing any of its other rights and remedies to seek collection of the Loans, and (iv) terminating the commitment relating to future advances under the Revolving Loan, for the period from the date this letter agreement becomes effective through and including March 16, 2009. This undertaking of the Agent to forbear will immediately terminate if (a) you fail to fulfill any of the requirements of this letter agreement; (b) there occurs a material adverse change in the financial condition of any party obligated under the Loans; (c) there occurs a material adverse change in the value or condition of any collateral securing the Loans; (d) a petition in bankruptcy is filed by or against any Borrower, any Guarantor or any party providing collateral for any of the Loans; (e) any statement, representation or warranty made in or pursuant to this letter agreement or in any agreement, document or instrument executed and delivered in connection herewith or in connection with the Loan Agreement shall prove to be materially untrue or misleading in any respects;

(f) any Event of Default other than the Existing Defaults occurs under any of the Loan Documents, including without limitation a failure of Borrower to satisfy the requirements of Section 7.2 or Section 7.3 of the Loan Agreement for the quarter ending February 28, 2009; (g) Borrower commences any litigation or proceeding or otherwise brings or threatens any claim against the Lenders, (h) Borrower fails to conduct and complete an inventory appraisal (using an appraiser approved by the Agent) by February 17, 2009; (i) Borrower fails to begin the process of selling the Canada Property by February 17, 2009; (j) Borrower fails to complete and submit financial projections to the Agent by February 17, 2009; (k) Borrower pays dividends on any of its shares of stock; or (l) Borrower buys back any of Borrower’s currently outstanding stock. The period beginning on the effective date of this letter agreement and ending on the earlier of March 16, 2009 or the termination of the undertaking of the Agent to forbear as permitted hereunder, as described in the preceding sentence, is hereinafter referred to as the “Forbearance Period” and items (a) through (l) above hereafter referred to individually as a “Forbearance Condition” and collectively as the “Forbearance Conditions”).

2. By executing this letter agreement, each of you acknowledges and reaffirms the Loans, your liability for repayment thereof and all previous grants of collateral therefor. You acknowledge, agree and affirm that the Agent’s first priority security interests and liens in the Collateral, shall continue to secure all of your indebtedness to the Lenders, whether now existing or hereafter arising and agree that Guarantor is legally and validly indebted to Lenders under the Roberts Guarantee. You agree that no setoff, counterclaim or defense exists with respect to your or Guarantor’s liability under the Loans and that no other claim against the Lenders exists, and waive your rights to raise any such setoff, counterclaim, defense or claim against the Lenders arising out of occurrences on or prior to the date hereof. You acknowledge and agree that the Loans are in default. You further acknowledge and agree that, as of the beginning of business on January 16, 2009, the outstanding principal balance of each of the Loans is as set forth below, in all cases, exclusive of interest, late charges, legal fees and expenses, and other amounts due:

Revolving Loan - $25,179,041.42 (USD)

Mortgage Loan – $2,168,526.98 (CAD)

3. Effective as of the date hereof, interest will be paid at the default rate of interest pursuant to the Loan Agreement.

4. Effective as of the date hereof the total amount available under the Revolving Loan Commitment will be reduced from $35,000,000 to $30,000,000 and all references in the Loan Agreement, the Notes and all other Loan Documents to $35,000,000 are hereby deleted and replaced with a reference to $30,000,000. Schedule 2 to the Loan Agreement is hereby replaced by a revised Schedule 2 attached hereto as Exhibit A. The reference in the BOA Revolving Credit Note to $21,000,000 is hereby deleted and replaced with $18,000,000. The reference in the HSBC Revolving Credit Note to $14,000,000 is hereby deleted and replaced with $12,000,000.

5. All existing loans to Borrower from any member of management, any principal, or any Affiliate, shall be fully subordinated to the Loans pursuant to subordination agreements satisfactory in form and substance to the Agent. No principal or interest payments on any such subordinated loans shall be permitted during the Forbearance Period.

6. Borrower shall deliver on Monday of each week a Borrowing Base Certificate as of the immediately preceding Friday.

7. Borrower agrees to make all payments on the Loans in accordance with the Loan Documents and to fully comply with the Loan Documents in all respects.

8. On March 16, 2009, or earlier upon termination of the Forbearance Period as described in paragraph 1 above, the above described forbearance shall have terminated and, unless otherwise agreed in writing by Agent, Agent shall have the immediate right to seek collection of the Loans by all available means and exercise any and all other post default rights and remedies available under the Loan Documents.

9. Except as expressly set forth in this Forbearance Agreement, nothing contained in this letter shall serve as a waiver of any right of the Agent, a waiver or cure of any defaults under the Loans, a modification of the Loans or the documentation thereof or an agreement or commitment by the Agent to extend or otherwise modify the Loans. Nothing contained in this letter shall prevent the Agent from taking action after termination of the Forbearance Period.

10. You acknowledge your obligation to reimburse the Agent for all of its out-of-pocket expenses incurred in connection with its dealings with you and/or the Loans, including, without limitation, all legal fees and expenses incurred in connection with this letter agreement and the transactions contemplated hereby. You agree to pay or reimburse the Agent for all such expenses on demand.

11. This letter agreement constitutes the entire understanding and agreement between the parties hereto pertaining to the subject matter hereof and completely and fully supersedes all prior and contemporaneous understandings or agreements, both written and oral, between the Agent and you.

12. The provisions of paragraphs 4, 5, and 6 of this letter agreement shall survive expiration or termination of the forbearance described in paragraph 1 above, and shall continue in full force and effect as long as any part of the Loans are outstanding and unpaid.

13. From time to time, you agree to execute and deliver, or cause to be executed and delivered, to the Agent such additional documents and to provide such additional information as the Agent may reasonably require to carry out the terms of this letter agreement.

14. You acknowledge that each of you has been represented by legal counsel in connection with this letter agreement or has had the opportunity to be represented by legal counsel.

15. Borrower does hereby release, acquit and forever discharge Agent and Lenders, and their respective representatives, parent, subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective personal representatives, successors and assigns of any and all of them (collectively, the “Released Lender Parties”), from and against any and all claims (including without limitation, any so-called “lender liability” claims or defenses), demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against any of the Obligations, and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, failure of consideration and duress, which the Borrower and/or anyone claiming by or through any of them ever had, now has, or might hereafter have against any of the Released Lender Parties for or by reason of any matter, cause or thing whatsoever occurring from the beginning of time through and including the date hereof which relates to, in whole or in part, directly or indirectly: (a) any of the Obligations, (b) this Forbearance Agreement and any of the Loan Documents; (c) any of the Collateral or other property granted to Agent as security for any of the Indebtedness; or (4) the administration of any of the Obligations or conduct of Agent or of any of the other Released Lender Parties. In addition, the Borrower agrees not to commence, join in, assist, prosecute or participate in any suit or other proceeding against any of the Released Lender Parties relating directly or indirectly to any of the foregoing matters (including without limitation this Forbearance Agreement and the Loan Documents) or otherwise contrary to the provisions set forth above.

16. TIME IS OF THE ESSENCE WITH RESPECT TO EACH AND EVERY PROVISION OF THIS LETTER AGREEMENT.

17. This Forbearance Agreement shall inure to the benefit of and bind the parties hereto and their respective legal representatives, heirs, administrators, executors, successors and assigns.

18. This Forbearance Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without giving effect to conflict of laws principles.

19. This Forbearance Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

If the terms of this letter are acceptable to you and you agree to be bound by them, please so indicate by signing and returning the enclosed copy of this letter. This letter agreement shall not become effective unless it is signed by each of the parties to whom it is addressed and returned to the Agent, to be received no later than 5:00 p.m., January 20, 2009, TIME BEING OF THE ESSENCE.

AGENT:
BANK OF AMERICA, N.A.

By:	/s/ Seth Tyminski
Name:	Seth Tyminski
Its:	Assistant Vice President

LENDERS:
BANK OF AMERICA, N.A.

By:	/s/ Seth Tyminski
Name:	Seth Tyminski
Its:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Jose V. Mazariegos
Jose V. Mazariegos, Senior Vice President

ACCEPTED AND AGREED TO:

BORROWER:

Q.E.P. CO., INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	Chief Executive Officer

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

ROBERTS HOLDING INTERNATIONAL, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

ROBERTS COMPANY CANADA LIMITED

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

Q.E.P. ZOCALIS HOLDING L.L.C.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

BOIARDI PRODUCTS CORPORATION

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

ROBERTS CAPITOL, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

QEP-CALIFORNIA, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

Q.E.P. STONE HOLDINGS, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

GUARANTOR:

ROBERTS COMPANY CANADA LIMITED

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

cc: James C. Schulwolf, Esquire

Exhibit A

SCHEDULE 2

COMMITMENTS

Lender	Mortgage Loan Commitment		Revolving Loan Commitment
Bank of America, N.A.	$1,301,116.19 (CAD	)	$18,000,000 (USD	)

HSBC Bank USA, National Association	$867,410.79 (CAD	)	$12,000,000 (USD	)

TOTAL	$2,168,526.98 (CAD	)	$30,000,000 (USD	)